CERTIFIED COPY

Of a Document filed with the Province of British Columbia Registrar of Companies

Notice of Articles

CAROL PREST

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: February 5, 2015 11:50 AM Pacific Time Incorporation Number: BC0172753

Recognition Date: Incorporated on March 21, 1978

NOTICE OF ARTICLES Name of Company:

ALDERON IRON ORE CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:

1240 -1140 WEST PENDER STREET

VANCOUVER BC V6E 4G1

CANADA

Delivery Address:

1240 -1140 WEST PENDER STREET VANCOUVER BC V6E 4G1 CANADA

RECORDS OFFICE INFORMATION

Mailing Address:

1240 -1140 WEST PENDER STREET VANCOUVER BC V6E 4G1 CANADA

Delivery Address:

1240 -1140 WEST PENDER STREET VANCOUVER BC V6E 4G1 CANADA

Page: 1 of 3

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:

MORABITO, MARK

Mailing Address:

5572 MOLINA ROAD NORTH VANCOUVER BC V7R 4P4 CANADA

Delivery Address:

5572 MOLINA ROAD NORTH VANCOUVER BC V7R 4P4 CANADA

Last Name, First Name, Middle Name:

Ashby, Ian

Mailing Address:

366 1821 SOUTH BASCOM AVE CAMPBELL CA 95008 UNITED STATES

Delivery Address:

366 1821 SOUTH BASCOM AVE CAMPBELL CA 95008 UNITED STATES

Last Name, First Name, Middle Name:

Loader, Adrian

Mailing Address:

FLAT B, CLINK WHARF, CLINK STREET LONDON SE1 9DG UNITED KINGDOM

Delivery Address:

FLAT B, CLINK WHARF, CLINK STREET LONDON SE1 9DG UNITED KINGDOM

Last Name, First Name, Middle Name:
Porter, David
Mailing Address: Delivery Address:
113 VISCOUNT DRIVE 113 VISCOUNT DRIVE
MARKHAM ON L6C 2P3 MARKHAM ON L6C 2P3
CANADA CANADA
Last Name, First Name, Middle Name:

Wang, Jinhui

Mailing Address:

SHIMAO BUILDING, 16TH FLOOR NO. 92 JIANGUO ROAD CHAO YANG DISTRICT BEIJING 100022 CHINA

Delivery Address:

SHIMAO BUILDING, 16TH FLOOR NO. 92 JIANGUO ROAD CHAO YANG DISTRICT BEIJING 100022 CHINA

Last Name, First Name, Middle Name:

Liu, Jian

Mailing Address:

SHIMAO BUILDING, 16TH FLOOR NO. 92 JIANGUO ROAD CHAO YANG DISTRICT BEIJING 100022 CHINA

Delivery Address:

SHIMAO BUILDING, 16TH FLOOR NO. 92 JIANGUO ROAD CHAO YAN DISTRICT BEIJING 100022 CHINA

Page: 2 of 3

Last Name, First Name, Middle Name:
Dalton, Brian F
Mailing Address: Delivery Address:
7 PRIMROSE PLACE 7 PRIMROSE PLACE
ST. JOHN'S NL A1B 4H1 ST. JOHN'S NL A1B 4H1
CANADA CANADA
Last Name, First Name, Middle Name:
Baker, John A.
Mailing Address: Delivery Address:
209 WATERFORD BRIDGE ROAD 209 WATERFORD BRIDGE ROAD
ST. JOHN'S NL A1E 1E4 ST. JOHN'S NL A1E 1E4
CANADA CANADA
Last Name, First Name, Middle Name:
Eldem, Tayfun
Mailing Address:  Delivery Address:
18686 RUE POITIERS 18686 RUE POITIERS
PIERREFONDS, QC H9K 1P8 PIERREFONDS, QC H9K 1P8
CANADA  CANADA
Last Name, First Name, Middle Name:

Boggio, Lenard F.

Mailing Address:

3395 REDFERN PLACE NORTH VANCOUVER BC V7N 3W2 CANADA

Delivery Address:

3395 REDFERN PLACE NORTH VANCOUVER BC V7N 3W2 CANADA

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

December 4, 2009

AUTHORIZED SHARE STRUCTURE

1. No Maximum Common Shares Without Par Value

Without Special Rights or Restrictions attached

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